Exhibit 99.1

Essent Group Ltd. Reports Fourth Quarter and Full Year 2015 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--February 12, 2016--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended December 31, 2015 of $44.5 million or $0.48 per diluted share. Net income for the full year 2015 was $157.3 million or $1.72 per diluted share.

Insurance in force as of December 31, 2015, was $65.2 billion, representing an increase of 29% compared to $50.8 billion of insurance in force as of December 31, 2014. As of December 31, 2015, Essent had consolidated stockholders’ equity of $1.12 billion.

“2015 was another successful year for Essent, as we continue to grow a high-quality and profitable mortgage insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “Not only did we grow net income 78% year over year, we also generated a return on average equity of over 15% for our shareholders in 2015.”

Financial Highlights:

  Insurance in force as of December 31, 2015 was $65.2 billion, compared to $62.1 billion as of September 30, 2015 and $50.8 billion as of December 31, 2014.
  Flow new insurance written for the fourth quarter was $6.0 billion, compared to $7.4 billion in the third quarter of 2015 and $6.2 billion in the fourth quarter of 2014. For the full year 2015, flow new insurance written was $25.9 billion, compared to $23.0 billion for 2014.
  Net premiums earned for the fourth quarter were $89.4 million, compared to $83.7 million in the third quarter of 2015 and $67.8 million in the fourth quarter of 2014. For the full year 2015, net premiums earned were $326.5 million, compared to $223.2 million for 2014.
  The expense ratio for the fourth quarter was 33.1%, compared to 34.3% in the third quarter of 2015 and 37.8% in the fourth quarter of 2014. For the full year 2015, the expense ratio was 34.6%, compared to 43.6% for 2014.
  The provision for losses and LAE for the fourth quarter was $4.2 million, compared to $3.4 million in the third quarter of 2015 and $3.0 million in the fourth quarter of 2014. For the full year 2015, the provision for losses and LAE was $11.9 million, compared to $6.3 million for 2014.
  The percentage of loans in default as of December 31, 2015 was 0.35%, compared to 0.29% as of September 30, 2015 and 0.20% as of December 31, 2014.
  The combined ratio for the fourth quarter was 37.8%, compared to 38.4% in the third quarter of 2015 and 42.3% in the fourth quarter of 2014. For the full year 2015, the combined ratio was 38.3%, compared to 46.4% for 2014.
  The consolidated balance of cash and investments at December 31, 2015 was $1.3 billion, including cash and investment balances at Essent Group Ltd. of $70.6 million.
  The combined risk to capital ratio of the US mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 15.2:1 as of December 31, 2015.
  Over the course of 2015, Essent Reinsurance Ltd. reinsured a total of $121.0 million of risk across Freddie Mac’s Agency Credit Insurance Structure (“ACIS”) and Fannie Mae’s Credit Insurance Risk Transfer (“CIRT”) programs as compared to $43.9 million in 2014.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 23883816 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 23883816.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 27, 2015. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance and reinsurance through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter and Year Ended December 31, 2015

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
($ in thousands, except per share amounts)	2015	2014	2015	2014
Revenues:
Net premiums written	$98,434	$83,219	$370,568	$276,778
Increase in unearned premiums	(9,056)	(15,405)	(44,097)	(53,549)
Net premiums earned	89,378	67,814	326,471	223,229
Net investment income	5,563	3,902	19,885	12,285
Realized investment gains, net	789	306	2,554	925
Other income	1,746	720	4,380	3,028
Total revenues	97,476	72,742	353,290	239,467

Losses and expenses:
Provision for losses and LAE	4,199	3,049	11,905	6,308
Other underwriting and operating expenses	29,627	25,656	112,987	97,232
Total losses and expenses	33,826	28,705	124,892	103,540

Income before income taxes	63,650	44,037	228,398	135,927
Income tax expense	19,171	15,171	71,067	47,430
Net income	$44,479	$28,866	$157,331	$88,497

Earnings per share:
Basic	$0.49	$0.34	$1.74	$1.05
Diluted	0.48	0.33	1.72	1.03

Weighted average shares outstanding:
Basic	90,454	86,134	90,351	83,986
Diluted	91,918	87,950	91,738	85,602

Net income	$44,479	$28,866	$157,331	$88,497

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	(5,146)	2,125	(4,766)	6,114
Total other comprehensive income (loss)	(5,146)	2,125	(4,766)	6,114
Comprehensive income	$39,333	$30,991	$152,565	$94,611

Loss ratio	4.7%	4.5%	3.6%	2.8%
Expense ratio	33.1%	37.8%	34.6%	43.6%
Combined ratio	37.8%	42.3%	38.3%	46.4%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	December 31,	December 31,
(In thousands, except per share amounts)	2015	2014
Assets
Investments available for sale, at fair value
Fixed maturities	$1,190,638	$846,925
Short-term investments	85,996	210,688
Total investments	1,276,634	1,057,613
Cash	24,606	24,411
Accrued investment income	7,768	5,748
Accounts receivable	16,637	15,810
Deferred policy acquisition costs	11,529	9,597
Property and equipment (at cost, less accumulated depreciation of $42,479 in 2015 and $39,260 in 2014)	9,021	5,841
Prepaid federal income tax	119,412	59,673
Other assets	3,492	2,768

Total assets	$1,469,099	$1,181,461

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$17,760	$8,427
Unearned premium reserve	201,045	156,948
Accrued payroll and bonuses	15,955	14,585
Net deferred tax liability	87,964	37,092
Securities purchased payable	14,996	227
Other accrued liabilities	12,138	8,444
Total liabilities	349,858	225,723

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued - 92,650 shares in 2015 and 92,546 shares in 2014	1,390	1,388
Additional paid-in capital	904,221	893,285
Accumulated other comprehensive income (loss)	(99)	4,667
Retained earnings	213,729	56,398
Total stockholders' equity	1,119,241	955,738

Total liabilities and stockholders' equity	$1,469,099	$1,181,461

								Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2015				2014
Selected Income Statement Data	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands, except per share amounts)
Revenues:
Net premiums written	$98,434	$97,478	$92,399	$82,257	$83,219	$77,862	$63,505	$52,192

Net premiums earned	89,378	83,694	78,361	75,038	67,814	60,323	50,342	44,750
Other revenues (1)	8,098	8,042	5,706	4,973	4,928	4,298	3,941	3,071
Total revenues	97,476	91,736	84,067	80,011	72,742	64,621	54,283	47,821

Losses and expenses:
Provision for losses and LAE	4,199	3,393	2,314	1,999	3,049	1,391	966	902
Other underwriting and operating expenses	29,627	28,714	27,148	27,498	25,656	24,469	23,648	23,459
Total losses and expenses	33,826	32,107	29,462	29,497	28,705	25,860	24,614	24,361

Income before income taxes	63,650	59,629	54,605	50,514	44,037	38,761	29,669	23,460
Income tax expense	19,171	18,808	17,412	15,676	15,171	13,691	10,114	8,454
Net income	$44,479	$40,821	$37,193	$34,838	$28,866	$25,070	$19,555	$15,006

Earnings per share:
Basic	$0.49	$0.45	$0.41	$0.39	$0.34	$0.30	$0.23	$0.18
Diluted	0.48	0.44	0.41	0.38	0.33	0.29	0.23	0.18

Weighted average shares outstanding:
Basic	90,454	90,418	90,344	90,185	86,134	83,640	83,276	82,864
Diluted	91,918	91,841	91,674	91,514	87,950	85,028	84,706	84,696

Other Data:
Loss ratio (2)	4.7%	4.1%	3.0%	2.7%	4.5%	2.3%	1.9%	2.0%
Expense ratio (3)	33.1%	34.3%	34.6%	36.6%	37.8%	40.6%	47.0%	52.4%
Combined ratio	37.8%	38.4%	37.6%	39.3%	42.3%	42.9%	48.9%	54.4%

(1) Other revenues include the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. in connection with Freddie Mac’s ACIS program that are accounted for as derivatives under GAAP. The change in fair values of these policies was $974, $1,258, ($391), ($749) and $78 in the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(2) Loss ratio is calculated by dividing the provision for loss and LAE by net premiums earned.

(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

							Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2015				2014
Other Data, continued:	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$5,970,656	$7,384,654	$7,225,401	$5,346,820	$6,204,821	$7,283,169	$5,874,334	$3,630,573
New risk written	1,486,328	1,854,884	1,800,027	1,302,710	1,523,527	1,802,408	1,477,547	907,257

Bulk:
New insurance written	$—	$204,867	$61,258	$—	$300,008	$1,506,529	$—	$—
New risk written	—	25,760	4,062	—	35,007	30,131	—	—

Total:
Average premium rate (4)	0.55%	0.55%	0.57%	0.58%	0.56%	0.55%	0.54%	0.54%
New insurance written	$5,970,656	$7,589,521	$7,286,659	$5,346,820	$6,504,829	$8,789,698	$5,874,334	$3,630,573
New risk written	$1,486,328	$1,880,644	$1,804,089	$1,302,710	$1,558,534	$1,832,539	$1,477,547	$907,257
Insurance in force (end of period)	$65,242,453	$62,141,406	$57,435,859	$53,253,632	$50,762,594	$46,428,526	$39,379,879	$34,778,057
Risk in force (end of period)	$16,073,174	$15,229,575	$13,992,701	$12,891,462	$12,227,270	$11,152,497	$9,700,549	$8,493,862
Policies in force	297,437	282,671	261,996	242,477	229,721	209,841	175,773	154,451
Weighted average coverage (5)	24.6%	24.5%	24.4%	24.2%	24.1%	24.0%	24.6%	24.4%
Annual persistency	80.2%	80.2%	80.3%	82.8%	86.4%	88.5%	89.1%	87.9%

Loans in default (count)	1,028	814	605	505	457	312	235	192
Percentage of loans in default	0.35%	0.29%	0.23%	0.21%	0.20%	0.15%	0.13%	0.12%

Other Risk in Force
GSE Risk Share (6)	$156,347	$118,073	$66,291	$63,533	$43,733	$28,398	$—	$—

(4) Average premium rate is calculated by dividing net premiums earned by average insurance in force for the period.

(5) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

(6) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

								Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
($ in thousands)
>=760	$2,549,859	42.7%	$2,618,070	42.2%	$11,414,155	44.0%	$10,045,373	43.7%
740-759	954,427	16.0	1,017,384	16.4	4,212,139	16.2	3,808,163	16.6
720-739	845,731	14.2	868,254	14.0	3,705,326	14.3	3,314,333	14.4
700-719	656,708	11.0	692,036	11.2	2,745,041	10.6	2,475,271	10.8
680-699	556,605	9.3	576,830	9.3	2,204,216	8.5	2,020,177	8.8
<=679	407,326	6.8	432,247	6.9	1,646,654	6.4	1,329,580	5.7
Total	$5,970,656	100.0%	$6,204,821	100.0%	$25,927,531	100.0%	$22,992,897	100.0%

Weighted average credit score	746		745		747		747

NIW by LTV
	Three Months Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
($ in thousands)
85.00% and below	$728,547	12.2%	$931,067	15.0%	$3,235,112	12.5%	$2,991,324	13.0%
85.01% to 90.00%	2,040,008	34.2	2,057,770	33.2	8,955,916	34.5	7,694,465	33.5
90.01% to 95.00%	3,042,571	50.9	3,176,124	51.2	13,147,611	50.7	12,147,728	52.8
95.01% and above	159,530	2.7	39,860	0.6	588,892	2.3	159,380	0.7
Total	$5,970,656	100.0%	$6,204,821	100.0%	$25,927,531	100.0%	$22,992,897	100.0%

Weighted average LTV	92%		91%		92%		92%

NIW by Product
	Three Months Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
Single Premium policies		24.3%		22.8%		23.3%		20.1%
Monthly Premium policies		75.7		77.2		76.7		79.9
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
Purchase		82.6%		77.7%		79.6%		82.9%
Refinance		17.4		22.3		20.4		17.1
		100.0%		100.0%		100.0%		100.0%

							Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
($ in thousands)
>=760	$—	0.0%	$203,901	68.0%	$201,990	75.9%	$694,882	38.5%
740-759	—	—	51,590	17.2	31,425	11.8	286,790	15.9
720-739	—	—	34,077	11.4	19,891	7.5	269,065	14.9
700-719	—	—	10,440	3.4	12,819	4.8	244,314	13.5
680-699	—	—	—	—	—	—	190,009	10.5
<=679	—	—	—	—	—	—	121,477	6.7
Total	$—	0.0%	$300,008	100.0%	$266,125	100.0%	$1,806,537	100.0%

Weighted average credit score	N/A		771		774		742

NIW by LTV
	Three Months Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
($ in thousands)
85.00% and below	$—	0.0%	$10,706	3.6%	$63,448	23.8%	$62,316	3.4%
85.01% to 90.00%	—	—	151,608	50.5	94,984	35.7	273,390	15.1
90.01% to 95.00%	—	—	137,694	45.9	107,693	40.5	855,547	47.4
95.01% and above	—	—	—	—	—	—	615,284	34.1
Total	$—	0.0%	$300,008	100.0%	$266,125	100.0%	$1,806,537	100.0%

Weighted average LTV	N/A		91%		89%		93%

NIW by Product
	Three Months Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
Single Premium policies		0.0%		100.0%		100.0%		16.6%
Monthly Premium policies		—		—		—		83.4
		0.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Year Ended
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
Purchase		0.0%		90.0%		90.1%		86.5%
Refinance		—		10.0		9.9		13.5
		0.0%		100.0%		100.0%		100.0%

Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	December 31, 2015		September 30, 2015		December 31, 2014
($ in thousands)
>=760	$30,174,460	46.2%	$29,034,420	46.7%	$24,546,571	48.4%
740-759	11,019,729	16.9	10,548,621	17.0	8,804,454	17.3
720-739	9,398,659	14.4	8,920,180	14.4	7,185,175	14.2
700-719	6,507,454	10.0	6,146,299	9.9	4,849,412	9.6
680-699	5,030,169	7.7	4,675,449	7.5	3,540,811	7.0
<=679	3,111,982	4.8	2,816,437	4.5	1,836,171	3.5
Total	$65,242,453	100.0%	$62,141,406	100.0%	$50,762,594	100.0%

Weighted average credit score	750		751		753

Total RIF by FICO score	December 31, 2015		September 30, 2015		December 31, 2014
($ in thousands)
>=760	$7,379,053	45.9%	$7,066,840	46.4%	$5,900,373	48.3%
740-759	2,735,754	17.0	2,604,845	17.1	2,135,891	17.4
720-739	2,346,971	14.6	2,215,539	14.6	1,750,232	14.3
700-719	1,592,463	9.9	1,493,506	9.8	1,145,431	9.4
680-699	1,255,734	7.8	1,160,601	7.6	859,436	7.0
<=679	763,199	4.8	688,244	4.5	435,907	3.6
Total	$16,073,174	100.0%	$15,229,575	100.0%	$12,227,270	100.0%

Portfolio by LTV
Total IIF by LTV	December 31, 2015		September 30, 2015		December 31, 2014
($ in thousands)
85.00% and below	$7,341,316	11.3%	$7,119,316	11.5%	$6,100,274	12.0%
85.01% to 90.00%	22,337,975	34.2	21,345,266	34.3	17,719,816	34.9
90.01% to 95.00%	34,035,682	52.2	32,267,048	51.9	25,832,106	50.9
95.01% and above	1,527,480	2.3	1,409,776	2.3	1,110,398	2.2
Total	$65,242,453	100.0%	$62,141,406	100.0%	$50,762,594	100.0%

Weighted average LTV	92%		92%		92%

Total RIF by LTV	December 31, 2015		September 30, 2015		December 31, 2014
($ in thousands)
85.00% and below	$826,531	5.2%	$799,556	5.2%	$681,908	5.6%
85.01% to 90.00%	5,310,050	33.0	5,064,459	33.3	4,174,743	34.1
90.01% to 95.00%	9,646,406	60.0	9,108,483	59.8	7,203,270	58.9
95.01% and above	290,187	1.8	257,077	1.7	167,349	1.4
Total	$16,073,174	100.0%	$15,229,575	100.0%	$12,227,270	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	December 31, 2015		September 30, 2015		December 31, 2014
($ in thousands)
FRM 30 years and higher	$58,344,666	89.4%	$55,347,061	89.1%	$44,503,607	87.7%
FRM 20-25 years	1,515,756	2.3	1,477,612	2.4	1,273,086	2.5
FRM 15 years	2,702,723	4.2	2,709,749	4.3	2,637,970	5.2
ARM 5 years and higher	2,679,308	4.1	2,606,984	4.2	2,347,931	4.6
Total	$65,242,453	100.0%	$62,141,406	100.0%	$50,762,594	100.0%

Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	December 31, 2015	September 30, 2015	December 31, 2014

GSE Risk Share (1)	$156,347	$118,073	$43,733

Weighted average credit score	754	754	761
Weighted average LTV	76%	76%	75%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

										Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
December 31, 2015

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$48,841	19.9%	286	75.4%	43.6%	0.0%	3.2%	60.1%	98.5%	3.6%	4
2011	3,229,720	886,106	27.4	4,668	74.8	41.7	0.2	4.6	56.4	94.4	3.9	45
2012	11,241,161	5,566,258	49.5	26,651	72.6	50.1	0.5	5.4	56.0	97.4	2.3	154
2013	21,152,638	13,552,397	64.1	63,562	76.7	54.6	1.8	7.8	51.2	96.8	2.5	303
2014	24,799,434	19,896,191	80.2	93,457	85.0	58.0	3.4	15.1	42.5	94.2	3.8	421
2015	26,193,656	25,292,660	96.6	108,813	79.8	53.1	2.3	14.8	44.0	96.5	2.1	101
Total	$86,862,507	$65,242,453	75.1	297,437	80.1	54.5	2.3	12.5	46.2	95.9	2.8	1,028

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	December 31, 2015	September 30, 2015	December 31, 2014
CA	9.6%	9.8%	10.2%
TX	8.3	8.3	8.3
FL	6.2	6.0	5.3
WA	4.6	4.6	4.3
IL	4.1	4.1	3.9
NC	3.9	3.9	4.0
NJ	3.4	3.4	3.4
GA	3.3	3.3	3.3
PA	3.3	3.3	3.4
AZ	3.2	3.2	3.3
All Others	50.1	50.1	50.6
Total	100.0%	100.0%	100.0%

RIF by State
	December 31, 2015	September 30, 2015	December 31, 2014
CA	9.2%	9.3%	9.8%
TX	8.6	8.6	8.5
FL	6.4	6.2	5.6
WA	4.8	4.8	4.4
IL	4.1	4.1	4.0
NC	4.0	4.0	4.2
GA	3.5	3.5	3.5
NJ	3.3	3.3	3.4
AZ	3.2	3.2	3.2
PA	3.1	3.2	3.2
All Others	49.8	49.8	50.2
Total	100.0%	100.0%	100.0%

Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Beginning default inventory	814	312	457	159
Plus: new defaults	706	349	2,034	904
Less: cures	(467)	(196)	(1,384)	(578)
Less: claims paid	(25)	(8)	(79)	(28)
Ending default inventory	1,028	457	1,028	457

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
($ in thousands)	2015	2014	2015	2014
Reserve for losses and LAE at beginning of period	$14,548	$5,682	$8,427	$3,070
Add provision for losses and LAE occurring in:
Current year	4,600	2,923	14,956	6,877
Prior years	(401)	126	(3,051)	(569)
Incurred losses during the period	4,199	3,049	11,905	6,308
Deduct payments for losses and LAE occurring in:
Current year	282	137	544	138
Prior years	705	167	2,028	813
Loss and LAE payments during the period	987	304	2,572	951
Reserve for losses and LAE at end of period	$17,760	$8,427	$17,760	$8,427

Claims
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Number of claims paid	25	8	79	28
Total amount paid for claims (in thousands)	$968	$292	$2,498	$929
Average amount paid per claim (in thousands)	$39	$37	$32	$33
Severity	102%	98%	92%	79%

Exhibit I, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	December 31, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	535	52%	$4,492	28%	$29,003	15%
Four to eleven payments	383	37	8,283	51	20,825	40
Twelve or more payments	89	9	2,688	16	4,299	63
Pending claims	21	2	809	5	844	96
Total case reserves	1,028	100%	16,272	100%	$54,971	30
IBNR			1,220
LAE			268
Total reserves for losses and LAE			$17,760

Average reserve per default:
Case			$15.8
Total			$17.3

Default Rate	0.35%

	December 31, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	247	54%	$2,381	31%	$13,059	18%
Four to eleven payments	167	37	3,748	49	8,132	46
Twelve or more payments	34	7	1,147	15	1,510	76
Pending claims	9	2	424	5	419	101
Total case reserves	457	100%	7,700	100%	$23,120	33
IBNR			578
LAE			149
Total reserves for losses and LAE			$8,427

Average reserve per default:
Case			$16.8
Total			$18.4

Default Rate	0.20%

Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	December 31, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$177,607	13.9%	$74,216	7.0%
U.S. agency securities	13,782	1.1	4,520	0.4
U.S. agency mortgage-backed securities	159,602	12.5	83,540	7.9
Municipal debt securities	279,828	21.9	195,546	18.5
Corporate debt securities	396,732	31.1	296,829	28.1
Mortgage-backed securities	55,356	4.3	66,086	6.3
Asset-backed securities	126,629	9.9	126,188	11.9
Money market funds	67,098	5.3	210,688	19.9
Total Investments	$1,276,634	100.0%	$1,057,613	100.0%

Investment Portfolio by Credit Rating
Rating (1)	December 31, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$554,789	43.5%	$545,807	51.6%
Aa1	74,322	5.8	47,792	4.5
Aa2	89,533	7.0	51,958	4.9
Aa3	68,587	5.4	48,261	4.6
A1	126,920	9.9	74,161	7.0
A2	122,745	9.6	67,413	6.4
A3	87,781	6.9	71,964	6.8
Baa1	80,137	6.3	60,399	5.7
Baa2	51,528	4.0	79,727	7.5
Baa3	19,662	1.5	10,131	1.0
Below Baa3	630	0.1	—	—
Total Investments	$1,276,634	100.0%	$1,057,613	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	December 31, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$235,001	18.4%	$332,399	31.4%
1 to < 2 Years	141,995	11.1	85,971	8.1
2 to < 3 Years	214,274	16.8	167,504	15.8
3 to < 4 Years	104,772	8.2	106,432	10.1
4 to < 5 Years	141,428	11.1	80,300	7.6
5 or more Years	439,164	34.4	285,007	27.0
Total Investments	$1,276,634	100.0%	$1,057,613	100.0%

Pre-tax investment income yield:
Three months ended December 31, 2015	1.96%
Year ended December 31, 2015	1.85%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of December 31, 2015	$70,601
As of December 31, 2014	$126,327

Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	As of
	December 31, 2015	December 31, 2014
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$913,182	$705,890

Combined net risk in force (2)	$13,847,336	$11,426,748

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	15.7:1	16.4:1
Essent Guaranty of PA, Inc.	9.7:1	14.6:1
Combined (4)	15.2:1	16.2:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$220,178	$155,123

Net risk in force (2)	$2,364,692	$835,976

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.

(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of December 31, 2015 and December 31, 2014, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of December 31, 2015 and December 31, 2014 in accordance with Regulation G:

(In thousands, except per share amounts)	December 31, 2015	December 31, 2014

Numerator:
Total Stockholders' Equity (Book Value)	$1,119,241	$955,738

Subtract: Accumulated Other Comprehensive Income (Loss)	(99)	4,667

Adjusted Book Value	$1,119,340	$951,071

Denominator:
Total Common Shares Outstanding	92,650	92,546

Add: Restricted Share Units Outstanding	544	664

Total Common Shares and Share Units Outstanding	93,194	93,210

Adjusted Book Value per Share	$12.01	$10.20

Source: Essent Group Ltd.

CONTACT:
Media Contact
610.230.0556
media@essentgroup.com
or
Investor Relations Contact
Christopher G. Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com